Nasdaq: HMST 1st Quarter 2018 as of May 3, 2018

Important Disclosures Forward-Looking Statements This presentation includes forward-looking statements, as that term is defined for purposes of applicable securities laws, about our industry, our future financial performance and business plans and expectations. These statements are, in essence, attempts to anticipate or forecast future events, and thus subject to many risks and uncertainties. These forward-looking statements are based on our management's current expectations, beliefs, projections, future plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts, as well as a number of assumptions concerning future events. Forward-looking statements in this release include, among other matters, statements regarding our business plans and strategies, general economic trends (particularly those that affect mortgage origination and refinance activity) and growth scenarios and performance targets. Readers should note, however, that all statements in this presentation other than assertions of historical fact are forward-looking in nature. These statements are subject to risks, uncertainties, assumptions and other important factors set forth in our SEC filings, including but not limited to our annual report on Form 10-K for the year ended December 31, 2107. Many of these factors and events that affect the volatility in our stock price and shareholders’ response to those events and factors are beyond our control. Such factors could cause actual results to differ materially from the results discussed or implied in the forward-looking statements. These risks include without limitation changes in general political and economic conditions that impact our markets and our business, actions by the Federal Reserve Board and financial market conditions that affect monetary and fiscal policy, regulatory and legislative findings or actions that may increase capital requirements or otherwise constrain our ability to do business, including restrictions that could be imposed by our regulators on certain aspects of our operations or on our growth initiatives and acquisition activities, risks related to our ability to realize the expected cost savings from our recent restructuring activities and cost containment measures, continue to expand our commercial and consumer banking operations, grow our franchise and capitalize on market opportunities, cost-effectively manage our overall growth efforts to attain the desired operational and financial outcomes, manage the losses inherent in our loan portfolio, make accurate estimates of the value of our non-cash assets and liabilities, maintain electronic and physical security of customer data, respond to restrictive and complex regulatory environment, and attract and retain key personnel. In addition, the volume of our mortgage banking business as well as the ratio of loan lock to closed loan volume may fluctuate due to challenges our customers may face in meeting current underwriting standards, a change in interest rates, an increase in competition for such loans, changes in general economic conditions, including housing prices and inventory levels, the job market, consumer confidence and spending habits either nationally or in the regional and local market areas in which the Company does business, and legislative or regulatory actions or reform that may affect our business or the banking or mortgage industries more generally. Actual results may fall materially short of our expectations and projections, and we may change our plans or take additional actions that differ in material ways from our current intentions. Accordingly, we can give no assurance of future performance, and you should not rely unduly on forward-looking statements. All forward-looking statements are based on information available to the Company as of the date hereof, and we do not undertake to update or revise any forward-looking statements, for any reason. Basis of Presentation of Financial Data Unless noted otherwise in this presentation, all reported financial data is being presented as of the period ending March 31, 2017, and is unaudited, although certain information related to the year ended December 31, 2017, has been derived from our audited financial statements. All financial data should be read in conjunction with the notes in our consolidated financial statements. p. 1

Important Additional Information Important Additional Information HomeStreet, Inc. (“HMST” or the “Company”), its directors and certain of its executive officers are participants in the solicitation of proxies from the Company’s shareholders in connection with the 2018 Annual Meeting. The Company has filed a definitive proxy statement and form of WHITE proxy card with the SEC in connection with such solicitation of proxies from the Company’s shareholders (the “Definitive Proxy Statement”). SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO, THE ACCOMPANYING WHITE PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. The Definitive Proxy Statement contains information regarding the direct and indirect interests, by security holdings or otherwise, of the Company’s directors and executive officers in the Company’s securities. In the event that holdings of the Company’s securities change from the amounts disclosed in the Definitive Proxy Statement, such changes will be set forth in SEC filings on Forms 3, 4 and 5, which can be found through the Company’s website at www.homestreet.com in the section “Investor Relations” or through the SEC’s website at www.sec.gov. Shareholders will be able to obtain the Definitive Proxy Statement, any amendments or supplements to the Definitive Proxy Statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at www.homestreet.com in the section “Investor Relations.” Non-GAAP Financial Measures and Targets Information on any non-GAAP financial measures such as core measures or tangible measures referenced in this presentation, including a reconciliation of those measures to GAAP measures, may also be found in the appendix, our SEC filings, and in the earnings release available on our web site. This presentation refers to long-term targets. Because targets are forward-looking and not based on historical performance, it is not possible to provide a reconciliation without undertaking unreasonable efforts. A GAAP reconciliation would require estimates of such excluded items, and it is not possible to estimate such excluded items at this time. p. 2

Seattle Metro Washington Oregon Idaho Utah Arizona California Hawaii Southern California Retail deposit branches (62) Primary stand-alone insurance office (1) Primary stand-alone lending centers (51) Who is HomeStreet? • Seattle-based diversified commercial bank – company founded in 1921 • Franchise with locations in all of the major coastal markets in the Western U.S. and Hawaii • 114 bank branches and primary lending offices(1) • Market leading mortgage originator and servicer • Total assets $6.9 billion p. 3 (1) The number of offices listed above does not include satellite offices with a limited number of staff who report to a manager located in a separate primary office.

p. 4 Grow and diversify earnings with the goal of becoming a leading West Coast, major market footprint, regional bank Consolidated ROTE target > 15% Market Focus: • Seattle / Puget Sound & Spokane, WA • Portland, OR • San Francisco / Bay Area, CA • Southern California • Hawaiian Islands

Strategy • Grow and diversify loan portfolio with focus on expanding commercial lending • Grow core deposits to improve deposit mix and support asset growth • Improve efficiency through operating leverage and process improvements • Expand product offerings and be a technology fast follower • Grow market share in highly attractive metropolitan markets p. 5 Expand Commercial & Consumer Banking Segment

Strategy (cont.) • Committed to being a leading mortgage originator and servicer in our markets with a retail origination focus, broad product mix, and superior customer service • Focus on optimizing mortgage banking capacity within existing geographic footprint • Leverage mortgage customer distribution by marketing bank products and services p. 6 Optimize Single Family Mortgage Banking & Servicing Segment

Strategy (cont.) • Mitigate cost of growth through operating leverage and disciplined expense control • Long-term target consolidated efficiency ratio <70% • Segment efficiency ratio targets – Commercial and Consumer <60% – Mortgage Banking <85% p. 7 Disciplined Expense Management

$2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 Bank & Branch M&A Organic Growth Delivering Consistent Growth Total Assets p. 8 $ Millions November 2013: Fortune ($142M) Yakima ($125M) December 2013 2 Branches ($32M) Compound annual growth rate of 23% & compound organic growth rate of 16% March 2015: Simplicity ($879M) December 2015: 1 Branch ($26M) February 2016: OCCB ($200M) August 2016: The Bank of Oswego ($42M) November 2016: 2 Branches ($105M) September 2017: 1 Branch ($22M)

$1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 $5,500 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 Delivering Consistent Growth (cont.) Total Deposits p. 9 $ Millions Capitol Hill Compound annual growth rate of 21% Everett Ballard Greenlake Madison PK Phinney Ridge University Issaquah Kaimuki Mission Gorge Kearny Mesa Riverside Point Loma Kennewick Baldwin Park Redmond Spokane De Novo Branch Openings Mill Creek Lake City Gig Harbor

Operating Highlights p. 10 Results of Operations • First quarter 2018 core net income of $5.6 million, or $0.21 diluted EPS1 • Core net income of $10.2 million in Commercial and Consumer Banking Segment, core ROTE of 7.8%1 • Total assets ended Mar. 31, 2018, at $6.9 billion, loans held for investment at $4.8 billion • Total deposits of $5.1 billion • Nonperforming asset ratio of 0.16%, the lowest level of problem assets since 2006 Strategic Results • Three de novo retail branches opened in Puget Sound during the quarter – in Lake City area of Seattle, in Mill Creek, a northern suburb of Seattle, and in Gig Harbor, near Tacoma Recent Developments • Executed a cost reduction strategy in April 2018, resulting in a headcount reduction of 86 FTE and expected annualized pre-tax cost saves of $12.4 million Quarterly loan and deposit growth of 6% (1) Excludes impact of restructuring and acquisition-related expenses, net of tax. See appendix for reconciliation o non-GAAP financial measures.

Results of Operations 3 Months Ended $ Thousands Mar. 31, 2018 Dec. 31, 2017 Sep. 30, 2017 Jun. 30, 2017 Mar. 31, 2017 Net Interest Income $48,460 $51,079 $50,840 $46,868 $45,651 Provision for Credit Losses 750 - 250 500 - Noninterest Income 60,831 72,801 83,884 81,008 74,461 Noninterest Expense 100,769 106,838 114,697 111,244 106,874 Net Income Before Taxes 7,772 17,042 19,777 16,132 13,238 Income Taxes 1,906 (17,873) 5,938 4,923 4,255 Net Income 5,866 34,915 13,839 11,209 8,983 Core Net Income(1) $5,597 $11,467 $16,588 $11,391 $8,983 Diluted EPS $0.22 $1.29 $0.51 $0.41 $0.33 Core EPS(1) $0.21 $0.42 $0.61 $0.42 $0.33 Tangible BV/Share(2) $24.90 $25.09 $23.86 $23.30 $22.73 Core ROAA(1) 0.33% 0.67% 0.99% 0.71% 0.57% Core ROAE(1) 3.12% 6.54% 9.71% 6.82% 5.53% Core ROATE(1) 3.25% 6.83% 10.15% 7.14% 5.81% Net Interest Margin 3.25% 3.33% 3.40% 3.29% 3.23% Core Efficiency Ratio(1) 92.5% 86.4% 82.0% 86.8% 89.0% Tier 1 Leverage Ratio (Bank) 9.58% 9.67% 9.86% 10.13% 9.98% Total Risk-Based Capital (Bank) 13.09% 14.02% 13.65% 14.01% 14.02% p. 11 (1) Excludes impact of income tax reform-related benefit and restructuring and acquisition-related expenses, net of tax. See appendix for reconciliation of non-GAAP financial measures. (2) See appendix for reconciliation of non-GAAP financial measures.

$45.7 $46.9 $50.8 $51.1 $48.5 3.23% 3.29% 3.40% 3.33% 3.25% 1Q17 2Q17 3Q17 4Q17 1Q18 Net Interest Income Net Interest Margin Net Interest Income & Margin Net Interest Income p. 12 $ Millions Rising short-term interest rates and flat yield curve adversely impacted the net interest margin • 1Q18 Net Interest Margin declined 8 bps and net interest income decreased $2.6 million compared to the prior quarter • Net interest income decreased primarily due to lower balance of loans held for sale • NIM contracted primarily due to changes in the composition and cost of interest-bearing liabilities – primarily higher rates on FHLB borrowings

3.90% 3.96% 4.12% 4.12% 4.12% 3.60% 3.70% 3.80% 3.90% 4.00% 4.10% 4.20% 4.30% $0 $1 $2 $3 $4 $5 $6 $7 1Q17 2Q17 3Q17 4Q17 1Q18 Cash & Cash Equivalents Investment Securities Loans Held for Sale Loans Held for Investment Average Yield Interest-Earning Assets Average Balances p. 13 $ Billions Average Yield Percent Average loans held for investment ending balances increased $212 million or 4.8% during the quarter. $5.78 $5.84 $6.10 $6.27 $6.09

CMO 32% Corporates 3% MBS 19% Municipal 44% Short-Term Muni 1% US Treasury 1% HomeStreet Investment Securities Portfolio Investment Portfolio Composition p. 14 as of 03/31/2018 Investment securities portfolio market value is $836m The investment portfolio has an average credit rating of Aa2 HMST performance data: Bloomberg PORT+. (1) As of March 31, 2018. (2) Yield and duration Include fully taxable equivalent adjustment. Yields are at current market prices, not book. Duration adjusted using 21% effective tax rate. (3) Bloomberg Barclays US MBS index total return value unhedged USD (52% primary liquidity portfolio) and Bloomberg Barclays Municipal Bond index total return index value unhedged (48% contingent liquidity portfolio) adjusted to reflect HMST portfolio composition as of 12/31/2017. 2018 YTD Total Return(1) Yield(2) Duration(2) HomeStreet AFS Investment Portfolio -1.02 3.37 4.75 Composition Adjusted MBS and municipal indices(3) -1.15 3.34 4.88

$0 $20 $40 $60 $80 $100 1Q17 2Q17 3Q17 4Q17 1Q18 Other Noninterest Income Loan Servicing Income Net Gain on Mortgage Loan Origination and Sale Activities Noninterest Income Noninterest Income p. 15 $ Millions • Noninterest income decreased primarily due to lower net gain on loan origination and sale activities. • Net gain on loan origination and sale activities decreased $10.4 million primarily due to lower mortgage banking composite profit margin and lower commercial real estate loan sales. $74.5 $81.0 $83.9 $72.8 $60.8

2,100 2,200 2,300 2,400 2,500 2,600 2,700 $0 $20 $40 $60 $80 $100 $120 1Q17 2Q17 3Q17 4Q17 1Q18 Restructuring-related expenses Merger-related expenses Core noninterest expense FTE Noninterest Expense Noninterest Expense p. 16 $ Millions Total Noninterest Expense $106.9 $111.2 $114.7 $106.8 $100.8 Restructuring-Related Expenses $0.0 $0.1 $3.9 ($0.3) ($0.3) Merger-Related Expenses $0.0 $0.2 $0.4 $0.1 ($0.0) Core Noninterest Expense(1) $106.9 $111.0 $110.5 $107.0 $101.1 Core Salaries & Related Costs(1) $71.3 $76.3 $74.8 $70.8 $66.7 Core General & Administrative(1) $17.1 $15.9 $16.1 $15.9 $14.6 Core Other Noninterest Expense(1) $18.5 $18.8 $19.6 $20.3 $19.8 FTE 2,581 2,542 2,463 2,419 2,384 Core Efficiency Ratio(1) 89.0% 86.8% 82.0% 86.4% 92.5% (1) Excludes restructuring and acquisition-related expenses, which are shown in “restructuring-related expenses” and “merger-related expenses” in the table. See appendix for reconciliation of non-GAAP financial measures. FTE Excluding restructuring and acquisition-related expenses, core noninterest expense declined $5.9 million in 1Q18, primarily due to decreased commissions resulting from lower closed loan volume and ongoing headcount reductions. Noninterest expense will continue to vary primarily based on headcount and mortgage origination volume.

Commercial & Consumer Banking Segment p. 17

Commercial & Consumer Banking Segment Overview Overview • Commercial Banking – Commercial lending, including SBA – All CRE property types with multifamily focus – FNMA DUS lender / servicer – Residential and commercial construction – Commercial deposit, treasury and cash management services • Consumer Banking – Consumer loan and deposit products – Consumer investment, insurance and private banking products and services Strategic Objectives • Strategic focus on major coastal markets of Western U.S. • Diversify and grow loan portfolio average of 2-4% per quarter(1) • Manage revenue growth to exceed non-interest expense growth, creating operating leverage • Credit strategy of generally competing on price and not on credit terms • Manage credit risk by monitoring portfolio and geographic early warning indicators • Long-term efficiency ratio target of <60% • Long-term ROTE target > 12% p. 18 (1) Actual growth of loan portfolio is subject to, among other things, actual loan production volumes, portfolio runoff, portfolio loan sales, portfolio credit performance, net interest margin, and market forces. Other portfolio management considerations include liquidity management, capital requirements and profitability. .

Commercial & Consumer Banking Segment Quarterly Trend 3 Months Ended $ Thousands Mar. 31, 2018 Dec. 31, 2017 Sep. 30, 2017 Jun. 30, 2017 Mar. 31, 2017 Net Interest Income $45,447 $45,876 $45,314 $42,448 $40,904 Provision for Credit Losses 750 - 250 500 - Noninterest Income 7,096 12,697 11,962 8,276 9,425 Noninterest Expense 38,271 38,716 37,160 36,631 36,470 Net Income Before Taxes 13,522 19,857 19,866 13,593 13,859 Income Taxes 3,316 10,496 5,904 4,147 4,567 Net Income 10,206 9,361 13,962 9,446 9,292 Core Net Income(1) $10,167 $13,568 $14,191 $9,561 $9,292 Core ROAA(1) 0.69% 0.91% 1.00% 0.69% 0.69% Core ROAE(1) 7.42% 9.55% 10.35% 7.16% 7.38% Core ROATE(1) 7.83% 10.08% 10.94% 7.59% 7.85% Net Interest Margin 3.18% 3.26% 3.33% 3.22% 3.19% Core Efficiency Ratio(1) 72.9% 66.0% 64.3% 71.9% 72.5% Total Average Earnings Assets $5,563,154 $5,492,058 $5,305,367 $5,229,120 $5,095,982 FTE 1,077 1,068 1,071 1,055 1,022 p. 19 (1) Excludes impact of income tax reform-related benefit and restructuring and acquisition-related expenses, net of tax. See appendix for reconciliation of non-GAAP financial measures.

Loan Production Trend p. 20 Commitments $ Millions Mar. 31, 2018 Dec. 31, 2017 Sept. 30, 2017 Jun. 30, 2017 Mar. 31, 2017 Single Family $125 18% $207 28% $188 23% $143 18% $75 14% SFR Custom Home Construction 59 9% 53 7% 61 8% 63 8% 48 9% Home Equity and Other 92 13% 98 13% 81 10% 92 11% 80 15% Total Consumer Loans $276 40% $358 48% $330 41% $298 37% $203 37% Non-owner Occupied CRE $36 5% $45 6% $54 7% $80 10% $29 5% Multifamily 89 13% 55 7% 122 15% 122 15% 107 20% Residential Construction 185 27% 167 23% 167 21% 154 19% 133 24% CRE / Multifamily Construction 58 8% 64 8% 72 9% 65 8% 21 4% Total CRE Loans $368 53% $331 44% $415 52% $421 52% $291 53% Owner Occupied CRE $11 2% $29 4% $31 4% $27 3% $22 4% Commercial Business 36 5% 28 4% 29 4% 62 8% 28 5% Total C&I loans $47 7% $57 8% $60 7% $89 11% $50 9% Total $691 100% $746 100% $805 100% $808 100% $544 100%

Loan Balance Trend p. 21 Balances $ Millions Mar. 31, 2018 Dec. 31, 2017 Sept. 30, 2017 Jun. 30, 2017 Mar. 31, 2017 Single Family $1,444 30% $1,381 30% $1,269 29% $1,148 27% $1,100 28% SFR Custom Home Construction 150 3% 145 3% 138 3% 149 4% 134 3% Home Equity and Other 470 10% 454 10% 437 10% 414 10% 381 10% Total Consumer Loans $2,064 43% $1,980 43% $1,844 42% $1,711 41% $1,615 41% Non-owner Occupied CRE $634 13% $623 14% $651 15% $617 15% $600 15% Multifamily 812 17% 728 16% 747 17% 781 19% 748 19% Residential Construction 331 7% 310 7% 285 7% 281 7% 263 7% CRE / Multifamily Construction 258 6% 232 5% 231 5% 219 5% 214 5% Total CRE Loans $2,035 43% $1,893 42% $1,914 44% $1,898 45% $1,825 46% Owner Occupied CRE $394 8% $392 9% $335 8% $325 8% $323 8% Commercial Business 287 6% 265 6% 246 6% 249 6% 223 6% Total C&I Loans $681 14% $657 15% $581 14% $574 14% $546 14% Total Loans Held for Investment $4,780 100% $4,530 100% $4,339 100% $4,183 100% $3,986 100%

C&I (1) 14% CRE Perm Nonowner 13% Multifamily 17% Construction All Types 16% Home Equity & Other 10% Single Family 30% Loan Portfolio p. 22 A highly diversified loan portfolio by product and geography. Multifamily 44% Industrial 12% Office 19% Retail 15% Other 10% CRE by Property Type: $1.84 Billion (1) Custom Home Construction 21% Multifamily Construction 31% CRE 7% Residential Construction 32% Land & Lots 9% Construction by Property Type: $739 Million Loan Composition: $4.78 Billion (1) Includes owner occupied CRE

[HomeStreet]

Permanent Commercial Real Estate Lending Overview

Geographical Distribution (Balances)


CA Los Angeles County
CA Other
Oregon
Other
WA King/Pierce/Snohomish
WA Other
11%
11%
40%
17%
6%
15%
Multifamily
4%
19%
51%
20%
3%
3%
Industrial / Warehouse
19%
10%
11%
14%
40%
6%
Office
13%
20%
11%
36%
4%
16%
Retail
14%
6%
2%
9%
1%
68%
Other

Loan Characteristics

Multifamily

- Up To 30 Year Term
- $30MM Loan Amt. Max
- ≥ 1.15 DSCR
- Avg. LTV @ Orig. ~ 60%

Industrial / Warehouse

- Up To 15 Year Term
- $30MM Loan Amt. Max
- ≥ 1.25 DSCR
- Avg. LTV @ Orig. ~ 68%

Office

- Up To 15 Year Term
- $30MM Loan Amt. Max
- ≥ 1.25 DSCR
- Avg. LTV @ Orig. ~ 68%

Retail

- Up To 15 Year Term
- $30MM Loan Amt. Max
- ≥ 1.25 DSCR
- Avg. LTV @ Orig. ~ 62%

Other

- Additional property types are reviewed on a case by case basis
- Includes acquired loan types
- Examples include: Self Storage & Hotel

3/31/18 Balances Outstanding Totaling $1.84 Billion

Multifamily

- Balance: $811M
- % of Balances: 44%
- Portfolio Avg. LTV ~ 55%(1)
- Portfolio Avg. DSCR ~ 1.52x
- Avg. Loan Size: $3.8M
- Largest Dollar Loan: $26.2M

Industrial / Warehouse

- Balance: $226M
- % of Balances: 12%
- % Owner Occupied: 51%
- Portfolio LTV ~ 60%(1)
- Portfolio Avg. DSCR ~ 1.61x
- Avg. Loan Size: $1.4M
- Largest Dollar Loan: $12.2M

Office

- Balance: $348M
- % of Balances: 19%
- % Owner Occupied: 25%
- Portfolio LTV ~ 62%(1)
- Portfolio Avg. DSCR ~ 1.74x
- Avg. Loan Size: $3.9M
- Largest Dollar Loan: $25.1M

Retail

- Balance: $276M
- % of Balances: 15%
- % Owner Occupied: 24%
- Portfolio LTV ~ 54%(1)
- Portfolio Avg. DSCR ~ 1.73x
- Avg. Loan Size: $3.9M
- Largest Dollar Loan: $19.3M

Other

- Balance: $179M
- % of Balances: 10%
- % of Owner Occupied: 25%
- Portfolio LTV ~ 46%(1)
- Portfolio Avg. DSCR ~ 2.01x
- Avg. Loan Size: $2.8M
- Largest Dollar Loan: $27.M

HomeStreet lends within the full spectrum of commercial real estate lending types, but is deliberate in achieving diversification among property types and geographic areas to mitigate concentration risk.

(1) Property values as of origination date.

p. 23

HomeStreet

Construction Lending Overview


Seattle Metro
Puget Sound Other
WA Other
Portland Metro
OR Other
Hawaii
California
Utah
Idaho
Other: AZ, CO

Geographical Distribution (Balances)


4%
15%
7%
3%
4%
24%
38%
3%
3%

Custom Home Construction


9%
12%
14%
6%
1%
2%
9%
8%
24%
14%

Multifamily


11%
10%
7%
17%
55%

Commercial


4%
16%
9%
9%
3%
26%
31%
1%
1%

Residential Construction


10%
36%
9%
4%
32%
3%
1%
4%
1%

Land and Lots

Loan Characteristics

Custom Home Construction
- 12 Month Term
- Consumer Owner Occupied
- Borrower Underwritten similar to Single Family

Multifamily
- 18-36 Month Term
- ≤ 80% LTC
- Minimum 15% Cash Equity
- ≥ 1.15 DSC
- Portfolio LTV ~ 61%

Commercial
- 18-36 Month Term
- ≤ 80% LTC
- Minimum 15% Cash Equity
- ≥ 1.25 DSC
- ≥ 50% pre-leased office/retail
- Portfolio LTV ~65%

Residential Construction
- 12-18 Month Term
- LTC: ≤ 95% Presale & Spec
- Leverage, Liquid. & Net Worth Covenants as appropriate
- Portfolio LTV ~ 66%

Land and Lots
- 12-24 Month Term
- ≤ 50% -80% LTC
- Strong, experienced, vertically integrated builders
- Portfolio LTV ~ 65%

3/31/18 Balances Outstanding Totaling $739 Million

Custom Home Construction
- Balance: $153M
- Unfunded Commitments: $128M
- % of Balances: 21%
- % of Unfunded Commitments: 17%
- Avg. Loan Size: $505K
- Largest Dollar Loan: $2.5M

Multifamily
- Balance: $230M
- Unfunded Commitments: $248M
- % of Balances: 31%
- % of Unfunded Commitments: 34%
- Avg. Loan Size: $3.9M
- Largest Dollar Loan: $26.8M

Commercial
- Balance: $54M
- Unfunded Commitments: $59M
- % of Balances: 7%
- % of Unfunded Commitments: 8%
- Avg. Loan Size: $11.4M
- Largest Dollar Loan: $18.2M

Residential Construction
- Balance: $234M
- Unfunded Commitments: $287M
- % of Balances: 32%
- % of Unfunded Commitments: 39%
- Avg. Loan Size: $322K
- Largest Dollar Loan: $5.8M

Land and Lots
- Balance: $67M
- Unfunded Commitments: $15M
- % of Balances: 9%
- % of Commitments: 2%
- Avg. Loan Size: $634K
- Largest Dollar Loan: $3.7M

Construction lending is a broad category that includes many different loan types, which are often characterized by different risk profiles. HomeStreet lends within the full spectrum of construction lending types, but is deliberate in achieving diversification among the types to mitigate risk. Additionally, recent geographic expansion has provided an opportunity to increase diversification.

p. 24

[HomeStreet]

Credit Quality

$ Thousands	Mar. 31, 2018 HMST	Mar. 31, 2018 Group Median	Dec. 31, 2017 HMST	Dec. 31, 2017 Group Median	Sept. 30, 2017 HMST	Sept. 30, 2017 Group Median	Jun. 30, 2017 HMST	Jun. 30, 2017 Group Median	Mar. 31, 2017 HMST	Mar. 31, 2017 Group Median
Nonperforming Assets[1]	$11,176	--	$15,705	--	$18,827	--	$20,073	--	$24,322	--
Nonperforming Loans	$10,879	--	$15,041	--	$15,123	--	$15,476	--	$18,676	--
OREO	$297	--	$664	--	$3,704	--	$4,597	--	$5,646	--
Nonperforming Assets/Total Assets[1]	0.16%	(3)	0.23%	0.28%	0.28%	0.32%	0.30%	0.33%	0.38%	0.31%
Nonperforming Loans/Total Loans	0.23%	(3)	0.33%	0.31%	0.35%	0.37%	0.37%	0.33%	0.47%	0.28%
Total Delinquencies/Total Loans	1.47%	(3)	1.52%	0.72%	1.60%	0.67%	1.56%	0.69%	1.67%	0.67%
Total Delinquencies/Total Loans, Adjusted[2]	0.23%	(3)	0.37%	0.68%	0.44%	0.61%	0.45%	0.67%	0.50%	0.67%
ALLL/Total Loans	0.81%	(3)	0.83%	1.05%	0.85%	1.08%	0.86%	1.09%	0.87%	1.19%
ALLL/Nonperforming Loans (NPLs)	359.32%	(3)	251.6%	321.15%	245.0%	263.3%	233.5%	277.2%	185.99%	345.2%
ALLL/Total Loans, Excluding Purchased Loans	0.87%	--	0.90%	--	0.93%	--	0.95%	--	0.97%	--
Purchased Discount & Reserves/Gross Purchased Loans[4]	2.83%	--	2.87%	--	2.98%	--	3.03%	--	2.93%	--

Credit comparison group selected at the direction of our regulators comprising banks with some similar loan portfolio characteristics and consists of: Allegiance Bank, Alpine Bank, American Bank, American National Bank of Texas, Banc of California, Bank of Utah, Banner Bank, Cache Valley Bank, Columbia State Bank, CommunityBank of Texas, Falcon International Bank, First Financial Northwest Bank, Guaranty Bank & Trust, Independent Bank, International Bank of Commerce, Inwood National Bank, Jefferson Bank, Pacific Premier Bank, People's Intermountain Bank, Pioneer Bank, Post Oak Bank, Prosperity Bank, Texas Bank and Trust, Veritex Community Bank, Washington Federal, Western Alliance Bank, and WestStar Bank. This group is not used for any other comparative purposes.

(1) Nonperforming assets includes nonaccrual loans and OREO, excludes performing TDRs and SBAs.
(2) Total delinquencies and total loans – adjusted (net of Ginnie Mae EBO loans (FHA/VA loans) and guaranteed portion of SBA loans).
(3) Not available at time of publishing.
(4) While not a loss reserve, purchase discounts are available to absorb credit related losses on loans purchased with discounts.

p. 25

Deposits Balances p. 26 $ Millions Total Cost of Deposits 0.52% 0.52% 0.53% 0.57% 0.67% • Total deposits of $5.05 billion at March 31, 2018 increased $288 million or 6% from December 31, 2017 and increased $453 million or 10% from March 31, 2017 • Transaction and savings accounts increased 4% from the prior quarter, primarily due to growth in business money market deposit balances • Deposit growth during the quarter of 9% in our de novo branches, those opened within five years. Opened 20 branches, or 32% of our total network, during this time period • Cost of deposits increased 10 basis points during the quarter due to, among other things, brokered deposits increasing from $327.4 million at 12/31/17 to $488.5 million at 3/31/18. These were priced more attractively than FHLB advances and other wholesale borrowings. 9% 9% 11% 8% 9% 26% 27% 25% 25% 26% 13% 12% 13% 12% 12% 52% 51% 51% 54% 54% $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 3/31/17 6/30/17 9/30/17 12/31/17 3/31/18 Interest-Bearing Transaction & Savings Deposits Noninterest-Bearing Transaction & Savings Deposits Time Deposits Mortgage Svcg. Escrow Accts. & Other $4,596 $4,748 $4,670 $4,761 $5,049

Mortgage Banking Segment p. 27

Mortgage Banking Segment Overview Overview • Regional Single Family retail mortgage origination and servicing platform • Majority of production sold into secondary market • Fannie Mae, Freddie Mac, FHA, VA lender since programs’ inceptions • Portfolio products: jumbo, HELOC and custom home construction • Servicing retained on majority of originated loans sold to secondary markets Strategic Objectives • Optimize operations and origination capacity to match market conditions • Leverage new loan origination system to drive operational efficiency, provide stronger compliance management controls and improve customer service • Use retail focus, broad product mix, technology, and competitive pricing to increase market share • Long-term efficiency ratio target of <85% • Long-term ROE target of >25% p. 28 (1) Actual growth of loan portfolio is subject to, among other things, actual loan production volumes, portfolio runoff, portfolio loan sales, portfolio credit performance, net interest margin, and market forces. Other portfolio management considerations include liquidity management, capital requirements and profitability.

Mortgage Banking Segment 3 Months Ended $ Thousands Mar. 31, 2018 Dec. 31, 2017 Sep. 30, 2017 Jun. 30, 2017 Mar. 31, 2017 Net Interest Income $3,012 $5,203 $5,526 $4,420 $4,747 Noninterest Income 53,735 60,104 71,922 72,732 65,036 Noninterest Expense 62,497 68,122 77,537 74,613 70,404 Net Income (Loss) Before Taxes (5,750) (2,815) (89) 2,539 (621) Income Taxes (1,410) (28,369) 34 776 (312) Net Income (Loss) $(4,340) $25,554 $(123) $1,763 $(30) Core Net Income (Loss)(1) $(4,570) $(2,101) $2,397 $1,830 $(309) Core ROAA(1) (2.46)% 0.00% 0.92% 0.85% (0.14)% Core ROATE(1) (12.78)% (5.88)% 6.82% 5.63% (0.90)% Core Efficiency Ratio(1) 110.7% 104.7% 95.1% 96.6% 100.9% FTE 1,307 1,351 1,392 1,487 1,558 p. 29 (1) Excludes impact of income tax reform-related benefit and restructuring-related expenses, net of tax. See appendix for reconciliation of non-GAAP financial measures.

$0 $500 $1,000 $1,500 $2,000 $2,500 1Q17 2Q17 3Q17 4Q17 1Q18 Total Closed Loans Total Rate Locks Mortgage Origination Quarterly Volume Trend p. 30 $ Millions HMST $1,544 $1,866 $1,863 $1,753 $1,362 WMS $77 $145 $172 $134 $91 Closed Loans $1,621 $2,011 $2,035 $1,887 $1,453 Purchase Percent 67% 78% 77% 68% 67% Refinance Percent 33% 22% 23% 32% 33% Rate Locks $1,623 $1,950 $1,873 $1,535 $1,572 Purchase Percent 73% 77% 71% 68% 73% Refinance Percent 27% 23% 29% 32% 27%

0 100 200 300 400 1Q17 2Q17 3Q17 4Q17 1Q18 Loan fees/closed loans Secondary gains/rate locks Mortgage Origination (cont.) Single Family Composite Margin p. 31 Basis Points Secondary Gains/Rate Locks(1) 312 294 303 290 264 Loan Fees/Closed Loans(2) 37 37 39 39 40 Composite Margin 349 331 342 329 304 (1) Represents combined value of secondary market gains and originated mortgage servicing rights stated as a percentage of interest rate lock commitments. (2) Loan origination and funding fees stated as a percentage of mortgage originations from the retail channel and excludes loans purchased from WMS.

$20.3 $21.1 $21.9 $22.6 $23.2 4.11 3.97 3.96 4.05 4.49 3.0 3.5 4.0 4.5 5.0 $16 $18 $20 $22 $24 1Q17 2Q17 3Q17 4Q17 1Q18 SF Loans Serviced for Others W.A. Servicing Fee Multiple Mortgage Servicing Mortgage Servicing Portfolio p. 32 $ Billions MSRs represent 1.27% of ending UPB – 4.49x weighted average servicing fee multiple • Constant Prepayment Rate (CPR) – 10.4% for Q1 2018 • W.A. servicing fee – 28.2 bps • W.A age – 30.1 months • W.A. expected life – 78.6 months as of 3/31/18 • Composition of FHA/VA– 23.9% • Total delinquency – 1.03% (including foreclosures) • W.A. note rate – 4.01%

Competitive Landscape p. 33 Mortgage Market • Despite the recent increase in mortgage rates, rates remain historically low on an absolute basis • The most recent Mortgage Bankers Association monthly forecast projects total loan originations to decrease 5.79% in 2018 over last year, and then increase 2.11% in 2019. • Low rates should continue to support housing affordability. Nationally, purchases are expected to increase by 5.23% from 2017 and comprise 73% of volume in 2018. • Purchases comprised 63% of originations nationally and 54% in the Pacific Northwest in the first quarter. HomeStreet continues to perform above the national and regional averages, with purchases accounting for 67% of our closed loans and interest rate lock commitments in the quarter, however limited inventory continues to be a significant constraining issue. • New home construction in our markets is constrained by the geography of the West Coast and the lingering effects of the last recession. Months supply of inventory and time on the market are at historically low levels

Outlook p. 34

Key Drivers Guidance Metric 2Q18 3Q18 2018 Mortgage loan locks and forward sale commitments $1.8B $1.9B $6.7B Mortgage loan held for sale closing volume $1.9B $1.9B $6.9B Mortgage banking gain on sale composite margin (bps) 305-315 305-315 305-315 Average quarterly net loan portfolio growth 2-4% 2-4% 2-4% Net interest margin (bps) 325-335 330-340 330-340 Average noninterest expense growth(1) 5-6% 1% 1-2% Average C&CB Segment noninterest expense growth (2) 4-5% 1% 2-3% p. 35 The information in this presentation, particularly including but not limited to that presented on this slide, is forward-looking in nature, and you should review Item 1A, “Risk Factors,” in our most recent Annual Report on Form 10-K for a list of factors that may cause us to deviate from our plans or to fall short of our expectations. (1) Subject to seasonality and cyclicality in single family closed loan volume. Quarter over quarter expense change forecasts are highly dependent on the seasonal starting point. (2) Subject to seasonality of commercial loan sales volume. Quarter over quarter expense change forecasts are highly dependent on the seasonal starting point.

Appendix p. 36

Statements of Financial Condition 3 Months Ended $ Thousands Mar. 31, 2018 Dec. 31, 2017 Sep. 30, 2017 Jun. 30, 2017 Mar. 31, 2017 Cash and Cash Equivalents $66,289 $72,718 $55,050 $54,447 $61,492 Investment Securities 915,483 904,304 919,459 936,522 1,185,654 Loans Held For Sale 500,533 610,902 851,126 784,556 537,959 Loans Held For Investment, Net 4,758,261 4,506,466 4,313,225 4,156,424 3,957,959 Mortgage Servicing Rights 320,105 284,653 268,072 258,222 257,421 Other Real Estate Owned 297 664 3,704 4,597 5,646 Federal Home Loan Bank Stock, at Cost 41,923 46,639 52,486 41,769 41,656 Premises and Equipment, Net 104,508 104,654 104,389 101,797 97,349 Goodwill 22,564 22,564 22,564 22,175 22,175 Other Assets 194,093 188,477 206,271 226,048 233,832 Total Assets $6,924,056 $6,742,041 $6,796,346 $6,586,557 $6,401,143 Deposits $5,048,996 $4,760,952 $4,670,486 $4,747,771 $4,595,809 Federal Home Loan Bank Advances 851,657 979,201 1,135,245 867,290 862,335 Accounts Payable And Other Liabilities 172,119 172,234 193,866 190,421 176,891 Federal funds purchased & securities sold under agreements to repurchase 25,000 - - - - Long-term Debt 125,321 125,274 125,280 125,234 125,189 Total Liabilities 6,223,093 6,037,661 6,124,877 5,930,716 5,760,224 Preferred Stock - - - - - Common Stock 511 511 511 511 511 Additional Paid-in Capital 339,902 339,009 338,283 337,515 336,875 Retained Earnings 377,848 371,982 337,067 323,228 312,019 Accumulated Other Comprehensive Income (Loss) (17,298) (7,122) (4,392) (5,413) (8,486) Total Shareholders’ Equity 700,963 704,380 671,469 655,841 640,919 Total Liabilities and Shareholders’ Equity $6,924,056 $6,742,041 $6,796,346 $6,586,557 $6,401,143 p. 37

HomeStreet

Segment Core Earnings Contribution

$ Thousands	12 Months Ended Dec. 31, 2012	Dec. 31, 2013	Dec. 31, 2014	Dec. 31, 2015	Dec. 31, 2016	Dec. 31, 2017	Average Earnings and Returns 1/1/2012-12/31/2017	1/1/2013-12/31/2017
Commercial & Consumer Banking								
Core Net Income (Loss)[1]	(12,703)	8,930	16,734	21,035	35,438	46,612	19,341	25,750
Core ROATE[1]	(7.74)%	4.65%	8.21%	7.07%	8.14%	9.19%	6.45%	7.87%
Core ROAA[1]	(0.67)%	0.42%	0.65%	0.59%	0.74%	0.82%	0.56%	0.69%
Core Efficiency Ratio[1]	107.6%	82.9%	76.3%	74.9%	69.2%	68.4%	75.1%	72.5%
Mortgage Banking								
Core Net Income (Loss)[1]	94,829	17,836	7,511	23,302	27,351	1,817	28,774	15,563
Core ROATE[1]	200.77%	32.79%	10.54%	18.68%	26.78%	1.31%	32.07%	15.85%
Core ROAA[1]	18.83%	2.97%	1.19%	2.35%	2.79%	0.20%	3.73%	1.88%
Core Efficiency Ratio[1]	50.1%	85.6%	93.8%	87.1%	87.5%	99.1%	84.3%	90.6%
HomeStreet Consolidated								
Core Net Income (Loss)[1]	82,126	26,766	24,245	44,337	62,789	48,429	48,115	41,313
Core ROATE[1]	38.86%	10.87%	8.81%	10.50%	11.68%	7.50%	12.35%	9.71%
Core ROAA[1]	3.42%	0.98%	0.76%	0.97%	1.09%	0.73%	1.14%	0.90%
Core Efficiency Ratio[1]	61.5%	84.8%	87.6%	83.0%	81.1%	85.9%	81.2%	84.1%

(1) Excludes impact of income tax reform-related (benefit) expense and restructuring and acquisition-related expenses, net of tax. See reconciliation of non-GAAP financial measures.

p. 38

Stock Price Performance Performance Since IPO p. 39 Percent 1 Year Ending 3 Year Ending 5 Year Ending Since IPO Ending 3/30/18 3/30/18 3/30/18 2/10/12-3/30/18 HomeStreet, Inc. 6.7% 53.9% 27.0% 160.5% KBW Nasdaq Regional Bank Index 6.1% 40.3% 83.2% 109.2% 12/29/17 12/29/17 12/29/17 12/29/17 HomeStreet, Inc. -8.5% 43.6% 10.7% 163.2% KBW Nasdaq Regional Bank Index -0.4% 42.5% 93.8% 107.3% 9/29/17 9/29/17 9/29/17 9/29/17 HomeStreet, Inc. 6.6% 62.0% 43.0% 145.5% KBW Nasdaq Regional Bank Index 27.3% 51.4% 92.3% 103.9% 6/30/17 6/30/17 6/30/17 6/30/17 HomeStreet, Inc. 39.4% 49.0% 72.2% 151.6% KBW Nasdaq Regional Bank Index 35.2% 35.9% 91.4% 99.3% -25% 25% 75% 125% 175% HomeStreet, Inc. KBW Nasdaq Regional Bank Index

Non-GAAP Financial Measures Tangible Book Value $ Thousands, Except Share Data Quarter Ended Mar. 31, 2018 Dec. 31, 2017 Sep. 30, 2017 Jun. 30, 2017 Mar. 31, 2017 Shareholders’ Equity $700,963 $704,380 $671,469 $655,841 $640,919 Less: Goodwill and Other Intangibles (29,254) (29,661) (29,893) (29,783) (30,275) Tangible Shareholders’ Equity $671,709 $674,719 $641,576 $626,058 $610,644 Common Shares Outstanding 26,972,074 26,888,288 26,884,402 26,874,871 26,862,744 Book Value Per Share $25.99 $26.20 $24.98 $24.40 $23.86 Impact of Goodwill and Other Intangibles ($1.09) ($1.11) ($1.12) ($1.10) ($1.13) Tangible Book Value Per Share $24.90 $25.09 $23.86 $23.30 $22.73 Average Shareholders’ Equity 717,742 701,849 683,186 668,377 649,439 Less: Average Goodwill and Other Intangibles (29,500) (29,898) (29,722) (30,104) (30,611) Average Tangible Shareholders’ Equity 688,242 671,951 653,464 638,273 618,828 Return on Average Shareholders’ Equity 3.27% 19.90% 8.10% 6.71% 5.53% Impact of Goodwill and Other Intangibles 0.14% 0.88% 0.37% 0.31% 0.28% Return on Average Tangible Shareholders’ Equity 3.41% 20.78% 8.47% 7.02% 5.81% p. 40

Non-GAAP Financial Measures Core Net Income $ Thousands Quarter Ended Mar. 31, 2018 Dec. 31, 2017 Sep. 30, 2017 Jun. 30, 2017 Mar. 31, 2017 Net Income 5,866 34,915 13,839 11,209 8,983 Impact of Income Tax Reform-related Benefit - (23,326) - - - Impact of Restructuring-related Items (Net of Tax) (230) (169) 2,520 67 - Impact of Acquisition-related Items (Net of Tax) (39) 47 229 115 - Net Income, Excluding Income Tax Reform-related Benefit, Restructuring (Net of Tax) and Acquisition-related Items (Net of Tax) 5,597 11,467 16,588 11,391 8,983 Noninterest Expense 100,769 106,838 114,697 111,244 106,874 Impact of Restructuring-related Expenses 291 260 (3,877) (103) - Impact of Acquisition-related Expenses 50 (72) (353) (177) - Noninterest Expense, Excluding Restructuring and Acquisition- related Expenses 101,110 107,026 110,467 110,964 106,874 Diluted Earnings Per Common Share 0.22 1.29 0.51 0.41 0.33 Impact of Income Tax Reform-related Benefit - (0.86) - - - Impact of Restructuring-related Items (Net of Tax) (0.01) (0.01) 0.09 - - Impact Of Acquisition-related Items (Net of Tax) - - 0.01 0.01 - Diluted Earnings Per Common Share, Excluding Income Tax Reform- related Benefit, Restructuring (Net of Tax) and Acquisition-related Items (Net of Tax) 0.21 0.42 0.61 0.42 0.33 Return On Average Assets 0.35% 2.03% 0.83% 0.70% 0.57% Impact of Income Tax Reform-related Benefit 0.00% (1.35)% 0.00% 0.00% 0.00% Impact of Restructuring-related Items (Net Of Tax) (0.01)% (0.01)% 0.15% 0.00% 0.00% Impact of Acquisition-related Items (Net of Tax) (0.01)% 0.00% 0.01% 0.01% 0.00% Return On Average Assets, Excluding Income Tax Reform-related Benefit, Restructuring (Net of Tax) and Acquisition-related Items (Net of Tax) 0.33% 0.67% 0.99% 0.71% 0.57% p. 41

Non-GAAP Financial Measures Core Net Income (cont.) $ Thousands Quarter Ended Mar. 31, 2018 Dec. 31, 2017 Sep. 30, 2017 Jun. 30, 2017 Mar. 31, 2017 Return On Average Shareholders' Equity 3.27% 19.90% 8.10% 6.71% 5.53% Impact of Income Tax Reform-related Benefit 0.00% (13.29)% 0.00% 0.00% 0.00% Impact of Restructuring-related Items (Net of Tax) (0.13)% (0.10)% 1.49% 0.04% 0.00% Impact of Acquisition-related Items (Net of Tax) (0.02)% 0.03% 0.12% 0.07% 0.00% Return On Average Shareholders' Equity, Excluding Income Tax Reform-related Benefit, Restructuring (Net of Tax) And Acquisition- related Items (Net of Tax) 3.12% 6.54% 9.71% 6.82% 5.53% Return On Average Tangible Shareholders' Equity 3.41% 20.78% 8.47% 7.02% 5.81% Impact of Income Tax Reform-related Benefit 0.00% (13.89)% 0.00% 0.00% 0.00% Impact of Restructuring-related Items (Net of Tax) (0.13)% (0.10)% 1.54% 0.05% 0.00% Impact of Acquisition-related Items (Net of Tax) (0.03)% 0.04% 0.14% 0.07% 0.00% Return On Average Tangible Shareholders' Equity, Excluding Income Tax Reform-related Benefit, Restructuring (Net of Tax) And Acquisition-related Items (Net of Tax) 3.25% 6.83% 10.15% 7.14% 5.81% Efficiency Ratio 92.20% 86.24% 85.13% 86.99% 88.98% Impact of Restructuring-related Items 0.26% 0.21% (2.87)% (0.08)% 0.00% Impact of Acquisition-related Items 0.05% (0.06)% (0.26)% (0.14)% 0.00% Efficiency Ratio, Excluding Restructuring and Acquisition-related Items 92.51% 86.39% 82.00% 86.77% 88.98% p. 42

Non-GAAP Financial Measures Core Net Income Commercial & Consumer Banking $ Thousands Quarter Ended Mar. 31, 2018 Dec. 31, 2017 Sep. 30, 2017 Jun. 30, 2017 Mar. 31, 2017 Net Income 10,206 9,361 13,962 9,446 9,292 Impact of Income Tax Reform-related Expense - 4,160 - - - Impact of Acquisition-related Items (Net of Tax) (39) 47 229 115 - Net Income, Excluding Income Tax Reform-related Expense and Acquisition-related Items (Net of Tax) 10,167 13,568 14,191 9,561 9,292 ROAA 0.69% 0.63% 0.98% 0.69% 0.69% Impact of Income Tax Reform-related Expense 0.00% 0.28% 0.00% 0.00% 0.00% Impact of Acquisition-related Items (Net of Tax) 0.00% 0.00% 0.02% 0.00% 0.00% ROAA, Excluding Income Tax Reform-related Expense and Acquisition-related Items (Net of Tax) 0.69% 0.91% 1.00% 0.69% 0.69% ROAE 7.44% 6.59% 10.19% 7.08% 7.38% Impact of Income Tax Reform-related Expense 0.00% 2.93% 0.00% 0.00% 0.00% Impact of Acquisition-related Items (Net of Tax) (0.02)% 0.03% 0.16% 0.08% 0.00% ROAE, Excluding Income Tax Reform-related Expense and Acquisition-related Items (Net of Tax) 7.42% 9.55% 10.35% 7.16% 7.38% ROATE 7.86% 6.96% 10.76% 7.50% 7.85% Impact of Income Tax Reform-related Expense 0.00% 3.09% 0.00% 0.00% 0.00% Impact of Acquisition-related Items (Net of Tax) (0.03)% 0.03% 0.18% 0.09% 0.00% ROATE, Excluding Income Tax Reform-related Expense and Acquisition-related Items (Net of Tax) 7.83% 10.08% 10.94% 7.59% 7.85% Efficiency Ratio 72.84% 66.10% 64.88% 72.22% 72.46% Impact of Acquisition-related Items (Net of Tax) (0.09)% (0.12)% (0.62)% (0.35)% 0.00% Efficiency Ratio, Excluding Acquisition-related Items (Net of Tax) 72.93% 65.98% 64.26% 71.87% 72.46% p. 43

Non-GAAP Financial Measures Core Net Income Mortgage Banking $ Thousands Quarter Ended Mar. 31, 2018 Dec. 31, 2017 Sep. 30, 2017 Jun. 30, 2017 Mar. 31, 2017 Net Income $(4,340) $25,554 ($123) $1,763 ($309) Impact of Income Tax Reform-related Benefit - (27,486) - - - Impact of Restructuring-related Items (Net of Tax) (230) (169) 2,520 67 - Net Income, Excluding Income Tax Reform-related Tax Benefit and Restructuring-related Expenses (Net of Tax) $(4,570) $(2,101) $2,397 $1,830 ($309) ROAA (2.35)% 10.22% (0.05)% 0.80% (0.14)% Impact of Income Tax Reform-related Benefit 0.00% (11.00)% 0.00% 0.00% 0.00% Impact of Restructuring-related Items (Net of Tax) (0.12)% (0.06)% 0.97% 0.03% 0.00% ROAA, Excluding Income Tax Reform-related Tax Benefit and Restructuring-related Expenses (Net of Tax) (2.47)% (0.84)% 0.92% 0.83% (0.14)% ROATE (12.18% 71.46% (0.35)% 5.32% (0.90)% Impact of Income Tax Reform-related Benefit (0.00)% (76.87)% 0.00% 0.00% 0.00% Impact of Restructuring-related Items (Net of Tax) (0.65)% (0.47)% 7.17% 0.20% 0.00% ROATE, Excluding Income Tax Reform-related Tax Benefit and Restructuring-related Expenses (Net of Tax) (12.83)% (5.88)% 6.82% 5.52% (0.90)% Efficiency Ratio 110.13% 104.31% 100.11% 96.71% 100.89% Impact of Restructuring-related Items 0.52% 0.40% (5.00)% (0.13)% 0.00% Efficiency Ratio, Excluding Restructuring-related Expenses (Net of Tax) 110.65% 104.71% 95.11% 96.58% 100.89% p. 44

HomeStreet

Non-GAAP Financial Measures
Segment Core Earnings Contribution

(dollars in thousands, except share data)	Dec. 31, 2012	Dec. 31, 2013	Dec. 31, 2014	Dec. 31, 2015	Dec. 31, 2016	Dec. 31, 2017
	For the twelve months ended					
Commercial and Consumer Banking Segment:						
Net income (loss)	(12,703)	5,973	14,748	18,017	30,800	42,061
Impact of income tax reform-related expense	-	-	-	-	-	4,160
Impact of acquisition-related items (net of tax) and bargain purchase gain	-	2,957	1,986	3,018	4,638	391
Core Net income (loss), excluding income tax reform-related expense and acquisition-related items (net of tax)	(12,703)	8,930	16,734	21,035	35,438	46,612
ROATE	(7.74)%	3.11%	6.86%	6.09%	7.08%	8.27%
Impact of income tax reform-related expense	0.00%	0.00%	0.00%	0.00%	0.00%	0.82%
Impact of acquisition-related items (net of tax) and bargain purchase gain	0.00%	1.54%	1.35%	0.98%	1.06%	0.10%
Core ROATE, excluding income tax reform-related expense and acquisition-related items (net of tax)	(7.74)%	4.65%	8.21%	7.07%	8.14%	9.19%
ROAA	(0.67)%	0.27%	0.57%	0.51%	0.64%	0.74%
Impact of income tax reform-related expense	0.00%	0.00%	0.00%	0.00%	0.00%	0.07%
Impact of acquisition-related items (net of tax) and bargain purchase gain	0.00%	0.15%	0.08%	0.08%	0.10%	0.01%
Core ROAA, excluding income tax reform-related expense and acquisition-related items (net of tax)	(0.67)%	0.42%	0.65%	0.59%	0.74%	0.82%
Efficiency ratio	107.65%	89.06%	79.29%	82.07%	72.95%	68.68%
Impact of acquisition-related items (net of tax) and bargain purchase gain	0.00%	(6.12)%	(3.03)%	(7.22)%	(3.76)%	(0.27)%
Core Efficiency ratio, excluding income tax reform-related expense and acquisition-related items	107.65%	82.94%	76.26%	74.85%	69.19%	68.41%
Mortgage Banking Segment:						
Net income (loss)	94,829	17,836	7,511	23,302	27,351	26,885
Impact of income tax reform-related expense	-	-	-	-	-	(27,486)
Impact of restructuring-related items (net of tax)	-	-	-	-	-	2,418
Core Net income (loss), excluding income tax reform-related expense and acquisition-related items (net of tax)	94,829	17,836	7,511	23,302	27,351	1,817
ROATE	200.77%	32.79%	10.54%	18.68%	26.78%	19.45%
Impact of income tax reform-related expense	0.00%	0.00%	0.00%	0.00%	0.00%	(19.89)%
Impact of restructuring-related items (net of tax)	0.00%	0.00%	0.00%	0.00%	0.00%	1.75%
Core ROATE, excluding income tax reform-related expense and acquisition-related items (net of tax)	200.77%	32.79%	10.54%	18.68%	26.78%	1.31%
ROAA	18.83%	2.97%	1.19%	2.35%	2.79%	2.91%
Impact of income tax reform-related expense	0.00%	0.00%	0.00%	0.00%	0.00%	(2.97)%
Impact of restructuring-related items (net of tax)	0.00%	0.00%	0.00%	0.00%	0.00%	0.26%
Core ROAA, excluding income tax reform-related expense and acquisition-related items (net of tax)	18.83%	2.97%	1.19%	2.35%	2.79%	0.20%
Efficiency ratio	50.06%	85.56%	93.75%	87.07%	87.54%	100.34%
Impact of restructuring-related items	0.00%	0.00%	0.00%	0.00%	0.00%	(1.28)%
Core Efficiency ratio, excluding income tax reform-related expense and acquisition-related items	50.06%	85.56%	93.75%	87.07%	87.54%	99.06%

(dollars in thousands, except share data)	Dec. 31, 2012	Dec. 31, 2013	Dec. 31, 2014	Dec. 31, 2015	Dec. 31, 2016	Dec. 31, 2017
	For the twelve months ended					
HomeStreet, Consolidated						
Net income (loss)	82,126	23,809	22,259	41,319	58,151	68,946
Impact of income tax reform-related expense	-	-	-	-	-	(23,326)
Impact of restructuring-related items (net of tax)	-	-	-	-	-	2,418
Impact of acquisition-related items (net of tax) and bargain purchase gain	-	2,957	1,986	3,018	4,638	391
Core Net income (loss), excluding income tax reform-related expense and acquisition-related items (net of tax)	82,126	26,766	24,245	44,337	62,789	48,429
ROATE	38.86%	9.67%	8.09%	9.78%	10.82%	10.68%
Impact of income tax reform-related expense	0.00%	0.00%	0.00%	0.00%	0.00%	(3.61)%
Impact of restructuring-related items (net of tax)	0.00%	0.00%	0.00%	0.00%	0.00%	0.37%
Impact of acquisition-related items (net of tax) and bargain purchase gain	0.00%	1.20%	0.72%	0.72%	0.86%	0.06%
Core ROATE, excluding income tax reform-related expense and acquisition-related items (net of tax)	38.86%	10.87%	8.81%	10.50%	11.68%	7.50%
ROAA	3.42%	0.88%	0.69%	0.91%	1.01%	1.05%
Impact of income tax reform-related expense	0.00%	0.00%	0.00%	0.00%	0.00%	(0.35)%
Impact of restructuring-related items (net of tax)	0.00%	0.00%	0.00%	0.00%	0.00%	0.04%
Impact of acquisition-related items (net of tax) and bargain purchase gain	0.00%	0.10%	0.07%	0.06%	0.08%	(0.01)%
Core ROAA, excluding income tax reform-related expense and acquisition-related items (net of tax)	3.42%	0.98%	0.76%	0.97%	1.09%	0.73%
Efficiency ratio	61.45%	86.54%	88.63%	85.33%	82.40%	86.79%
Impact of restructuring-related items	0.00%	0.00%	0.00%	0.00%	0.00%	(0.73)%
Impact of acquisition-related items (net of tax) and bargain purchase gain	0.00%	(1.72)%	(1.07)%	(2.36)%	(1.32)%	(0.13)%
Core Efficiency ratio, excluding income tax reform-related expense and acquisition-related items	61.45%	84.82%	87.56%	82.97%	81.08%	85.93%

p. 45